STAAR Surgical Caren Mason President & CEO 2019 Investor Day Presentation | NASDAQ: STAA November 8, 2019 Exhibit 99.1

Forward Looking Statements All statements in this presentation that are not statements of historical fact are forward-looking statements, including statements about the Ophthalmic industry, our business and financial results including any of the following: any financial projections, including those relating to the plans, strategies, and objectives of management for 2019, 2020-2022 and beyond or prospects for achieving such plans, expectations for sales, revenue, or earnings, product safety or effectiveness, total addressable market and our share of the markets in which we compete, the status of our pipeline of ICL products with regulators, including our EDOF lens for Presbyopia and our EVO family of lenses in the U.S., and any statements of assumptions underlying any of the foregoing, including those relating to our product pipeline and market expansion activities. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 28, 2018 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; potential international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. The The Visian ICL with CentraFLOW, now known as EVO Visian ICL, is not yet approved for sale in the United States.

The Future of Refractive Surgery is Lens-Based... The Time for STAAR is Now “Intraocular refractive surgery is the next wave of growth in the eyecare space and STAAR is the clear leader in this technology. The success that STAAR has demonstrated in Asia is a leading indicator for what I expect to happen in the US market. I am opening two new practices in Milwaukee and Minneapolis in January and the ICL is a cornerstone of our business plan. I will not be offering LASIK and will have the first fully intraocular refractive surgery clinic in each location. We are on track to open four additional clinics in major metropolitan areas with the next 24 months. There are significant tailwinds that I believe will drive ICL growth. While the LASIK market has contracted, the desire to be free of glasses has not gone away and there is pent up demand that will fuel ICL growth. The distinction between cataract and refractive surgery is blurring as all intraocular surgeries now have a refractive end point with the expectation of clear spectacle free vision. The ICL is a natural fit for anterior segment surgeons who offer premium IOL options. The future looks bright for the ICL in the US and I anticipate accelerated growth as the EVO models become available.” - John Vukich, MD Chief Medical Officer, Summit Eyecare

The Future of Refractive Surgery is Lens-Based... The Time for STAAR is Now Large and Growing Addressable Market (TAM) Strong Financial Performance includes Expanding Margins and Cash Generation Proprietary Lens Technology and Business Model is Driving Industry-Leading Growth

TAM STAAR is Targeting Two Large Markets Refractive Today: 4 Million Procedures Annually Refractive Future: Growth refueled by lens-based myopia and presbyopia solutions Myopia Presbyopia * Company estimates of Viable Market Opportunity. Adjustments to TAM based on Epidemiological Data; Distribution of Uncorrected Refractive Error by Age; Patient Ability to Pay; Proximity to Qualified Surgeon; Willingness to Undergo a Refractive Procedure; and Surgeon Input. Distance Vision / Nearsightedness Target Market: Ages 21-45+ Near Vision / Reading Glasses Target Market: Ages 45-55+ 1.7 Billion Presbyopes 55 Million Presbyopes STAAR’s Opportunity* 1.9 Billion Myopes 35 Million Myopes STAAR’s Opportunity*

TAM Tailwinds Will Drive Future Market Growth …to dramatically increase STAAR’s Opportunity. Significant and Increasing Prevalence / Requires Correction Myopia Presbyopia 75-80% of 45-54 Year Olds are Using Correction for Presbyopia** $70 Billion Spend * BHVI, adapted from Holden et al. 2016 Ophthalmology. ** Fricke, Global Prevalence of Presbyopia and Vision Impairment from Uncorrected Presbyopia. Eyeglasses $48B Contact Lenses $16B Refractive $6B Number of myopes (millions) Myopia – Now and In 2050* Myopia prevalence (%) Year

Proprietary Lens-Based Technology Over 1 Million ICLs™ Implanted Globally Please Note: The ICL is not visible to other people after implantation. * EVO ICL Patient Registry data on file. 99.4% of Patients Would Elect STAAR’s EVO Implantable Collamer® Lens Again* An Evolution in Visual Freedom™

ICL Advantages Proprietary Lens-Based Technology Natural Crystalline Lens Iris Cornea ICL™ Retina Proprietary Collamer Material Quality of Vision Removeable Eco-Friendly Bio-Compatible No Dry Eye Syndrome Upgradeable No Capital Investment Excellent Night Vision Quiet in the Eye Additive UV Protection

Industry Leading Growth Projected 22% CAGR 2017-2019 *As reported for Nine-Months Ended September 27, 2019 YTD and not adjusted for constant currency. Currency impact to YTD growth rate is 140bps. ** Quarterly revenue estimate as calculated from company-provided calendarization of 22% (Q1); 27% (Q2); 26% (Q3); 25% (Q4) provided October 30, 2019. *** Annual revenue estimate as calculated from 20% company revenue outlook provided January 2019 and reaffirmed October 30, 2019. Revenue and Growth Y/Y*… $ 82.4 $ 90.6 $ 124.0 $ 149.0E*** 2016 2017 2018 2019 +7% Growth +10% Growth +37% Growth $ Millions +20% Growth YTD* **

Industry Leading Growth ICL Unit Growth Y/Y*… Nine Months YTD 2019 * Select markets for the Nine-Months Ended September 27, 2019 as compared to the Nine-Months Ended September 28, 2018.

Industry Leading Growth Drives… Gross Margin Operating Margin GAAP EPS * Nine-Months Ended September 27, 2019 and Nine-Months Ended September 28, 2018. Expanding Margins Expanding GAAP EPS Profitability

Industry Leading Growth Drives… Cash from Operations ($ Millions) Balance Sheet Cash** ($ Millions) Cash Generation Strong Balance Sheet * Nine-Months Ended September 27, 2019 and Nine-Months Ended September 28, 2018. ** Cash, Cash Equivalents and Restricted Cash. The Company raised $78 million (gross proceeds) in August 2018.

STAAR’s Global “Eyeprint” 75 Countries Globally STAAR operates with independent distribution in the remaining countries where the ICL is sold. Hybrid Markets: China | S. Korea | India Potential Future Hybrid Markets Direct Markets: United States | Canada | U.K. | Germany | Spain | Japan

ICL Global Market Share* * Company Estimates as of October 24, 2019. From < 2% to 6% Est. 2019 Japan 23%

China What’s Going On… EVO Has Captured 14% Market Share* Peak Summer Season = Thousands of ICLs Daily Hospital Waiting Room Surgeon WeChat Posting of EVO Patients * Company Estimates as of October 24, 2019.

EVO Only Clinics Paradigm Change Consumer Marketing Propels EVO Growth China What’s Going On…

Surgeon Support + Consumer Marketing + Celebrity-Driven Awareness + EVO ICL Only Clinic “When I woke up… I was so happy that I was about to cry… problems with dry eye and hyperemia have disappeared.” – Rino Sashihara on Twitter HKT48, Top Idol Japan What’s Going On… The Japanese Ophthalmological Society modified its surgical indication criteria for recommended use of phakic intraocular lenses, such as the EVO Visian ICL, from -6.0 diopters to -3.0 diopters in 2019. Dr. Yoshihiro Kitazawa, Chief Medical Director, Sapia Tower Eye Clinic in Tokyo

The German refractive society expanded recommended range for use of phakic refractive lenses, including EVO from -6.0D to -3.0D* in 2019. Strategic Partnerships Vista Oftalmólogos, 49 eye clinics spanning Spain, France, Portugal and Morocco Smile Eyes Group, 13 eye clinics in Germany and Austria A global partnership model for smaller clinics with Dr. Neuhann of the Eye Clinic at Marienplatz Germany and Spain What’s Going On… Surgeon Support + Strategic Partnerships * Border recommendation moved to -1.0D.

United States What’s Going On… Visian Toric ICL approval returned U.S. to growth in Q4’18 EVO Visian ICL Clinical Trial Imminent Inaugural U.S. Surgeons Council Summit (Dallas) Bringing OUS business model of premium and primary ICL positioning to the U.S. Leading Ophthalmic Surgeons from top markets OUS surgeons educating U.S. surgeons on ICL business model opportunity Tremendous excitement among U.S. Surgeons Dozens of recently-signed strategic alliance agreements throughout North America Bring Successful OUS Business Model to U.S.

United States What’s Going On… Award Winning Global Media Campaign Coming to the U.S. – Two Months Results for this Campaign in St. Louis is 200% Increase in Doc Finder Visits

* 2019 YTD is Nine-Months ended September 27, 2019 as reported. **Total Cash at 9/27/19. $39.7M Total Cash deducting $72.6M Net Proceeds from August 2018 secondary also demonstrates significant operational execution above target. STAAR’s Execution Three-Year Financial Outlook Provided at November 2017 Investor Day and Execution… Promises Made. Promises Kept. GAAP EPS Outlook 2018 - 2020 Annual Revenue Growth of 15 - 20% Stretch Annual ICL Unit Growth of 25%+ Profitability Improvement; Achieve Sustainable Positive EPS within 3-Year Plan Maintain and Improve Cash Flow Achieve $25M Total Cash by YE 2020 Execution 2018 + 2019 YTD* 20% - 37% Annual Revenue Growth 36% - 54% Annual ICL Unit Growth $112.3M Total Cash** FY17 FY18 FY19 YTD ($0.05) $0.11 $0.16 Cash From Operations FY17 FY18 FY19 YTD $2.9M $12.8M $16.0M

STAAR’s Vision 2020-2022 Strategic Imperatives Position EVO Implantable Lenses as a Special and Transformational Pathway to Visual Freedom… Promote Exceptional Desirability to Win Consumer Choice and Social Media Enthusiasm Support the Transformation of the Refractive Surgery Paradigm through Clinical Validation and Medical Affairs Excellence thereby Achieving Surgeon Commitment Innovate and Develop a Pipeline of Next Generation Premium Collamer-Based Intraocular Lenses… Monofocal, Presbyopic and Accommodating Deliver Foundations 2022: Assure World Class Supply Integrity and Delivery Performance while Driving Gross Margin Above 80% Continue our Focus on and Commitment to STAAR’s Culture of Quality Delight Shareholders! We have a Passionate Commitment to Deliver Visual Freedom to Patients for an Active and Fulfilling Life Independent of Contact Lenses and Glasses…

Financial Outlook *Published in Clinical Ophthalmology, Packer, December 2018. 2020-2022 REVENUE GROWTH 25% CAGR by YE 2022 ICL UNIT GROWTH 35% CAGR by YE 2022 PROFITABILITY IMPROVEMENT Profitability Improves balanced by Prudent Investment Consumer Awareness Commercialization Clinical Studies CASH FLOW AND BALANCE SHEET Strong Cash Flow Continues Balance Sheet Cash Increases Fiscal Year 2020 Emphasis: Patient Awareness Commercialization Clinical Trials Presbyopia Introduction

Financial Outlook Assumptions 2020-2022 REVENUE EDOF Presbyopia ICL on market in Q2 2020 followed by phased rollout US growth accelerates, preparing key cities for future EVO launch Keep building China, aiming for 25%+ procedure share Continue modest trade-offs of price for volume in mid/low diopter range Increase consumer outreach efforts in key markets Investment in hybrid distribution models will increase growth profiles in critical markets

2020-2022 UNIT COSTS Target $1.5M Reduction in Manufacturing Costs Annually in planning cycle OPERATING EXPENSES Overall Spending Growth Slows in Latter Part of Planning Period R&D Spend as a Percentage of Sales Settles into the Mid-Teens by the end of Planning Period CAPITAL AND OPERATING INVESTMENTS Monrovia, Nidau, and Lake Forest (EDOF) Production Clinicals, EVO in the U.S. + EDOF Presbyopia Clinicals ROW Commercial Buildout Digital Marketing Surgeon Support Patient Outreach Financial Outlook Assumptions

www.staar.com www.discoverevo.com The Future of Refractive Surgery is Lens-Based... The Time for STAAR is Now

The New Refractive Paradigm Mark Packer, MD, FACS, CPI President, Mark Packer MD Consulting, Inc. Boulder, Colorado Company Confidential & Proprietary

Personal History with ICL

- The Implantable Collamer Lens for Myopic Patients, 1997-2005
  - IDE G960218, STAAR Surgical Company
- Managing Partner, Drs. Fine, Hoffman & Packer, 2000 – 2012
- Clinical Consultant, STAAR Surgical, 2014 – present
  - Packer M. Meta-Analysis and Review: Effectiveness, Safety and Central Port Design of the Intraocular Collamer Lens (ICL). *Clin Ophthalmol* 2016:10; 1059—1077.
  - Packer M. The Implantable Collamer Lens with a central port: review of the literature. *Clin Ophthalmol* 2018:12; 2427–2438.

Evolution in Visual Freedom™

STAARSURGICAL™

Bilateral Sequential Same Day Surgery. Comprehensive Ophthalmologist Program. Royal Hawaiian Eye Meeting. Kauai. January, 2010.

A Bigger Wow! “optically superb correction of relatively high degrees of ametropia”1  Seeing well “right off the table”2 McLeod SD. Long-term clinical outcomes and cataract formation rates after posterior phakic lens implantation for myopia. JAMA Ophthalmol. Epub March 3, 2016.  Steven S. Lane, MD, quoted in Helzner J, Phakic IOLs: Ready for a Breakthrough? Ophthalmology Management March 1, 2011. http://www.ophthalmologymanagement.com/articleviewer.aspx?articleid=105346 (Accessed August 6, 2016).

A Bigger Wow!



Achieved refraction (D)
Attempted refraction (D)
-20
-18
-16
-14
-12
-10
-8
-6
-4
-2
0
0 -2 -4 -6 -8 -10 -12 -14 -16 -18 -20

- Efficacy Index 0.9 – 1.35[1,2]
- Accuracy to target[3]
  - 90.8% within ±0.5 D[2]
  - 98.7% within ±1.0 D[2]
- Long-term refractive stability[4]



Mean ± SD Spherical Equivalent Refraction (D)
1
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
-0.10
-0.04
-0.10
-0.14
-0.19
-7.51
% changed > 0.50 D
3-12 mo = 4%
Pre
1 (32)
3 (30)
12 (28)
36 (27)
60 (26)
Time After Surgery (months)

1. Efficacy Index = Postoperative UCVA / Preoperative BCVA
2. Packer M. The Implantable Colla ≤ ±0.5 D2 mer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438..
3. Graph from Lisa C, Naveiras M, Alfonso-Bartolozzi B, Belda-Salmerón L, Montés-Micó R, Alfonso JF. Posterior chamber collagen copolymer phakic intraocular lens with a central hole to correct myopia: one-year follow-up. J Cataract Refract Surg. 2015;41(6):1153–1159.
4. Graph from Shimizu K, Kamiya K, Igarashi A, Kobashi H. Long-Term Comparison of Posterior Chamber Phakic Intraocular Lens With and Without a Central Hole (Hole ICL and Conventional ICL) Implantation for Moderate to High Myopia and Myopic Astigmatism. Medicine. 2016 Apr;95(14):e3270.

Evolution in Visual Freedom™

STAARSURGICAL™

High Patient Satisfaction 99.4% of 1,542 patients surveyed stated they would elect to have surgery again1 1. Staar Surgical. Patient Survey; Visian ICL™ (Implantable Collamer Lens) For Nearsightedness; Facts You Need To Know About STAAR Surgical’s Visian ICL; Surgery; Patient Information Booklet. Available from: https://www.staar.com/our-resources. Accessed November 19, 2018.

Significant Improvements in Quality of Life

- Higher degrees of myopia are comparable to keratoconus[1]
- Superior quality of life for ICL recipients with significant gains across a range of activities[2]
  - Pre-ICL: 40.45 ± 4.83
  - Post-ICL: 53.79 ± 5.60
    - *($p < 0.001$)*

Quality of Life in High Myopia before and after Implantable Collamer Lens Implantation

Alvin Ieong, MSc, MCOptom,[1,2] Scott C.H. Hau, MSc, MCOptom,[1] Gary S. Rubin, PhD,[3] Bruce D.S. Allan, MD, FRCOphth[1,3]

Purpose: To examine changes in vision-related quality of life after implantable Collamer lens (ICL) implantation for the correction of myopia.

Design: Prospective, interventional, consecutive case series.

Participants: We included 34 consecutive patients (68% female; mean age, 37 years [range, 23–49]) with preoperative myopia (mean±standard deviation [SD] refraction spherical equivalent, −11.0±3.12).

Intervention: Bilateral ICL implantation.

Main Outcome Measures: Quality of life Impact of Refractive Correction (QIRC) score.

Results: The median postoperative interval before questionnaire administration was 4 months (range, 3–7). The QIRC scores were significantly higher postoperatively (preoperative QIRC score [mean±SD], 40.45±4.83; postoperative QIRC score 53.79±5.60; $P<0.001$), with significant improvements ($P<0.01$) for 14 of 19 items. Nineteen (58%) patients reported a worsening in night vision symptoms (mostly nonspecific glare and halo or arc effects) after surgery, but overall levels of satisfaction were high; 88% were either satisfied or very satisfied with the results of surgery. No patients reported overall dissatisfaction. In free text responses, 11 patients (32%) described ICL implantation as life changing or wished that they had opted for the surgery sooner.

Conclusions: Implantation of an ICL for myopia is associated with significant improvements in quality of life. Any dissatisfaction with the procedure largely relates to night vision symptoms, which are common in the early postoperative period.

Financial Disclosure(s): The authors have no proprietary or commercial interest in any of the materials discussed in this article. *Ophthalmology 2010;117:2295–2300 © 2010 by the American Academy of Ophthalmology.*

Implantable Collamer lenses (ICLs; Staar Surgical, Monrovia, CA) are soft, foldable, sulcus-placed posterior chamber phakic intraocular lenses that can be implanted through a small (3.0 mm), self-sealing limbal incision. Recent comparisons between ICL implantation and laser refractive surgery have revealed superior optical results for ICL implantation,[1–4] particularly for the treatment of higher levels of myopia.[5,6] In contrast with refractive lens exchange, ICL implantation does not impair natural accommodation or increase the risk of retinal detachment above the background rate for untreated patients with high myopia.[7] Sulcus placement and rotational stability after implantation facilitate astigmatic correction with toric ICL implants.[8] Given these advantages and a good safety profile,[9–11] ICL implantation has become an increasingly popular choice for the treatment of high myopia (mean refraction spherical equivalent [MRSE] −8 diopters [D] and above) in patients <50 years of age.

Most evaluations of vision after ICL implantation have focused on acuity and refractive outcomes, with some testing in the contrast domain.[5,12] These objective measures are useful but fail to highlight important symptomatic or functional problems.[13] Questionnaire instruments have been developed to provide a more direct measure of subjective visual function and quality of life changes associated with refractive surgery. Validated instruments include the Refractive Status and Vision Profile,[14,15] the National Eye Institute Refractive Quality of Life,[16–19] the Canadian Refractive Surgery Research Group instrument,[20,21] and the Quality of life Impact of Refractive Correction (QIRC).[22–25]

Unlike the earlier validated instruments, the QIRC was developed using Rasch modelling[23,24] to refine conventional Likert scoring by excluding redundant items and converting categorical data to an appropriately weighted linear scale. This both shortens the questionnaire and enhances discriminatory power in scoring.[13]

We recently used the QIRC instrument[26] in a cross-sectional comparison of quality of life in ICL recipients and established contact lens wearers with similar levels of high myopia. This study demonstrated superior quality of life for ICL recipients ($P<0.001$), with significant gains across a range of activities compared with symptom-free, well-adapted contact lens wearers. Although the study groups were well matched for age, gender distribution, the level of myopia and acuity (contact lens corrected acuity for contact lens wearers vs uncorrected visual acuity for ICL recipients), significant differences between the study groups may have existed. This possible source of bias is intrinsic to all

© 2010 by the American Academy of Ophthalmology
Published by Elsevier Inc.

ISSN 0161-6420/10/$–see front matter
doi:10.1016/j.ophtha.2010.03.055

2295

1. Rose K, Harper R, Tromans C, Waterman C, Goldberg D, Haggerty C, Tullo A. Quality of life in myopia. Br J Ophthalmol. 2000 Sep;84(9):1031-4.
2. Ieong A, Hau, S, Rubin GS, Alan B. Quality of Life in High Myopia before and after Implantable Collamer Lens Implantation. Ophthalmology 2010; 117:2295-2300.

Evolution in Visual Freedom™

STAAR SURGICAL™

Traditional Paradigm of Refractive Surgery

- Corneal refractive surgery is the "treatment of choice" for low to moderate myopia ≤ 8D[1,2]
  - Considered less invasive than phakic lens surgery[2]
- Phakic lens surgery is restricted to high myopia > 8D[3]
  - Complications are "more disabling than those from keratorefractive surgery"[1]
  - AAO Refractive Errors & Refractive Surgery Preferred Practice Pattern:
    - "Keratorefractive surgery can be applied to a broad range of refractive errors, but in some circumstances, the surgeon may consider an intraocular procedure."[4]

1. Huang D, Schallhorn SC, Sugar A, et al. Phakic intraocular lens implantation for the correction of myopia: a report by the American Academy of Ophthalmology. Ophthalmology. 2009 Nov;116(11):2244-58.
2. Kohnen T. Phakic intraocular lenses: Where are we now? J Cataract Refract Surg. 2018 Feb;44(2):121-123.
3. Trivedi RH, Wilson ME. Refractive lens exchange with intraocular lens implantation in hyperopic eyes of a patient with Angelman syndrome. J Cataract Refract Surg. 2010 Aug;36(8):1432-4.
4. Refractive Errors & Refractive Surgery Preferred Practice Pattern. American Academy of Ophthalmology 2017.

Evolution in Visual Freedom™

STAAR SURGICAL™

EVO is Disrupting the Traditional Paradigm

- Improved safety over earlier models[1]
- EVO Visian ICL safety and effectiveness today are comparable to those of corneal refractive surgery[1-13]
- EVO demonstrates comparable results in low to moderate myopia[13, 14]

1. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.
2. Refractive Management/Intervention Preferred Practice Pattern Panel 2016–2017. Refractive Errors & Refractive Surgery Preferred Practice Pattern. American Academy of Ophthalmology 2017.
3. Moshirfar M, Gardiner JP, Schliesser JA, et al. Laser in situ keratomileusis flap complications using mechanical microkeratome versus femtosecond laser: retrospective comparison. J Cataract Refract Surg. 2010 Nov;36(11):1925-33.
4. Kohnen T, Schwarz L, Remy M, et al. Short-term complications of femtosecond laser-assisted laser in situ keratomileusis cuts: Review of 1210 consecutive cases. J Cataract Refract Surg. 2016 Dec;42(12):1797-1803. doi: 10.1016/j.jcrs.2016.11.029.
5. Eydelman M, Hilmantel G, Tarver ME, et al. Symptoms and satisfaction of patients in the Patient-Reported Outcomes With Laser In Situ Keratomileusis (PROWL) Studies. JAMA Ophthalmol 2017;135(1):13-22.
6. PMA P150040: FDA Summary of Safety and Effectiveness Data. VisuMax® Femtosecond Laser.
7. Zhao J, He L, Yao P, et al. Diffuse lamellar keratitis after small-incision lenticule extraction. J Cataract Refract Surg. 2015 Feb;41(2):400-7.
8. Sandoval et al. Modern laser in situ keratomileusis outcomes. J Cataract Refract Surg 2016; 42:1224–1234.
9. Han DC, Chen J, Htoon HM, et al. Comparison of outcomes of conventional WaveLight(®) Allegretto Wave(®) and Technolas(®) excimer lasers in myopic laser in situ keratomileusis. Clin Ophthalmol. 2012;6:1159-68.
10. Pedersen IB, Ivarsen A, Hjortdal J. Changes in Astigmatism, Densitometry, and Aberrations After SMILE for Low to High Myopic Astigmatism: A 12-Month Prospective Study. J Refract Surg. 2017 Jan 1;33(1):11-17. 6.
11. Lee H, Kang DSY, Choi JY, et al. Rotational Stability and Visual Outcomes of V4c Toric Phakic Intraocular Lenses. J Refract Surg. 2018 Jul 1;34(7):489-496.
12. Shetty R, Matalia H, Nandini C, et al. Wavefront-Guided LASIK Has Comparable Ocular and Corneal Aberrometric Outcomes but Better Visual Acuity Outcomes Than SMILE in Myopic Eyes. J Refract Surg. 2018 Aug 1;34(8):527-532.
13. Kamiya K, Shimizu K, Igarashi A, et al. Posterior chamber phakic intraocular lens implantation: comparative, multicentre study in 351 eyes with low-to-moderate or high myopia. Br J Ophthalmol. 2017 Jun 13..
14. Ganesh et al. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clinical Ophthalmology 2017:11 1253-1263

Evolution in Visual Freedom™

STAARSURGICAL™

EVO: Safety and Effectiveness

EVO Safety

Peer-reviewed Literature through October 2018

"Safety data suggest reduced rates of anterior subcapsular cataract and pupillary block compared with earlier models."[1]

Total number of eyes reported	Follow Up	Weighted Average Safety Index	Anterior Subcapsular Cataract	Pupillary Block	Pigment Dispersion
n = 4,196	Up to 5 years	1.15	0.00% (n = 0)	0.04% (n = 1)*	0.00% (n = 0)

*Due to retained viscoelastic

Source: Thirty eight peer-reviewed publications provided safety data from retrospective or prospective series and include information on 4,196 eyes with weighted average follow up of 14.0 months.

1. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438..

Evolution in Visual Freedom™

STAARSURGICAL™

EVO, SMILE and LASIK: Refractive Outcomes

	Weighted Average	Efficacy Index	MRSE		Cylinder		Visual Acuity	
	Baseline MRSE (range)	Post UDVA/ Pre CDVA	±0.5D	±1.0D	≤0.5D	≤1.0D	Mean logMAR UDVA	20/20 or better
EVO	**-9.81 D** (-5.98 to -14.62)[3]	**1.04** (0.90 – 1.35)[3]	90.8%[3]	98.7%[3]	94.0%[6]	100%[6]	-0.02[3]	97.0%[8]
SMILE	**-4.93 D** (-2.90 to -7.67)[7, 9-17]	**1.01** (0.92 – 1.23)[7, 9-17]	93.0%[2]	98.5%[2]	70.0%[5]	94.0%[5]	0.00[7]	87.5%[2]
LASIK	**-4.75 D** (-3.61 to -7.19)[7, 12, 18-21]	**0.95** (0.84 – 1.12)[7, 12, 18-21]	90.9%[1]	98.6%[1]	86.7%[4]	98.2%[4]	-0.10[1]	90.8%[1]

Effectiveness:

Refractive Outcomes

1. Sandoval et al. Modern laser in situ keratomileusis outcomes. J Cataract Refract Surg 2016; 42:1224–1234.
2. PMA P150040: FDA Summary of Safety and Effectiveness Data
3. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.
4. Han DC, Chen J, Htoon HM, et al. Comparison of outcomes of conventional WaveLight(®) Allegretto Wave(®) and Technolas(®) excimer lasers in myopic laser in situ keratomileusis. Clin Ophthalmol. 2012;6:1159-68.
5. Pedersen IB, Ivarsen A, Hjortdal J. Changes in Astigmatism, Densitometry, and Aberrations After SMILE for Low to High Myopic Astigmatism: A 12-Month Prospective Study. J Refract Surg. 2017 Jan 1;33(1):11-17. 6.
6. Lee H, Kang DSY, Choi JY, et al. Rotational Stability and Visual Outcomes of V4c Toric Phakic Intraocular Lenses. J Refract Surg. 2018 Jul 1;34(7):489-496.
7. Shetty R, Matalia H, Nandini C, et al. Wavefront-Guided LASIK Has Comparable Ocular and Corneal Aberrometric Outcomes but Better Visual Acuity Outcomes Than SMILE in Myopic Eyes. J Refract Surg. 2018 Aug 1;34(8):527-532.
8. Kamiya K, Shimizu K, Igarashi A, et al. Posterior chamber phakic intraocular lens implantation: comparative, multicentre study in 351 eyes with low-to-moderate or high myopia. Br J Ophthalmol. 2017 Jun 13.
9. Jun I, Kang DSY, Reinstein DZ, et al. Clinical Outcomes of SMILE With a Triple Centration Technique and Corneal Wavefront-Guided Transepithelial PRK in High Astigmatism. J Refract Surg. 2018 Mar 1;34(3):156-163.
10. Ng ALK, Cheng GPM, Woo VCP, et al. Comparing a new hydroexpression technique with conventional forceps method for SMILE lenticule removal. Br J Ophthalmol. 2018 Aug;102(8):1122-1126.
11. Jin HY, Wan T, Wu F, et al. Comparison of visual results and higher-order aberrations after small incision lenticule extraction (SMILE): high myopia vs. mild to moderate myopia. BMC Ophthalmol. 2017 Jul 6;17(1):118.
12. Khalifa MA, Ghoneim A, Shafik Shaheen M, et al. Comparative Analysis of the Clinical Outcomes of SMILE and Wavefront-Guided LASIK in Low and Moderate Myopia. J Refract Surg. 2017 May 1;33(5):298-304.
13. Donate D, Thaëron R. Lower Energy Levels Improve Visual Recovery in Small Incision Lenticule Extraction (SMILE). J Refract Surg. 2016 Aug 1;32(9):636-42.
14. Miao H, Tian M, Xu Y, et al. Visual Outcomes and Optical Quality After Femtosecond Laser Small Incision Lenticule Extraction: An 18-Month Prospective Study. J Refract Surg. 2015 Nov;31(11):726-31.
15. Kim JR, Kim BK, Mun SJ, et al. One-year outcomes of small-incision lenticule extraction (SMILE): mild to moderate myopia vs. high myopia. BMC Ophthalmol. 2015 Jun 10;15:59.
16. Ang M, Mehta JS, Chan C, et al. Refractive lenticule extraction: transition and comparison of 3 surgical techniques. J Cataract Refract Surg. 2014 Sep;40(9):1415-24.
17. Miao H, He L, Shen Y, et al. Optical quality and intraocular scattering after femtosecond laser small incision lenticule extraction. J Refract Surg. 2014 May;30(5):296-302.
18. Gershoni A, Mimouni M, Livny E, et al. Z-LASIK and Trans-PRK for correction of high-grade myopia: safety, efficacy, predictability and clinical outcomes. Int Ophthalmol. 2018 Mar 12.
19. Hashmani S, Hashmani N, Rajani H, et al. Comparison of visual acuity, refractive outcomes, and satisfaction between LASIK performed with a microkeratome and a femto laser. Clin Ophthalmol. 2017 May 23;11:1009-1014.
20. Meidani A, Tzavara C. Comparison of efficacy, safety, and predictability of laser in situ keratomileusis using two laser suites. Clin Ophthalmol. 2016 Aug 24;10:1639-46.
21. Tomita M, Watabe M, Yukawa S, et al. Safety, efficacy, and predictability of laser in situ keratomileusis to correct myopia or myopic astigmatism with a 750 Hz scanning-spot laser system. J Cataract Refract Surg. 2014 Feb;40(2):251-8.

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"ICL implantation is a viable surgical option for the treatment of low-to-moderate myopia."[1]

Equivalent Safety and Effectiveness in both Groups:

Group 1 < - 6D
Group 2 ≥ - 6D



Group 1
Group 2
% of Eyes
0
0.3
14
9
63
48
23
38
0
4
Loss 2 or more
Loss 1
No Change
Gain 1
Gain 2 or more
Change in Snellen lines of CDVA

Figure 1 Changes in corrected distance visual acuity (CDVA) 1 year after implantable collamer lens implantation in eyes with low-to-moderate myopia and those with high myopia.



% of Eyes
88
92
95
97
95
98
96
98
98
97
91
97
1D
1W
1M
3M
6M
1Y
Group 1
Group 2

Figure 2 Cumulative percentages of eyes attaining specified cumulative levels of uncorrected distance visual acuity 1 year after implantable collamer lens implantation in eyes with low-to-moderate myopia and those with high myopia. D, day; M, month(s); W, week; Y, year.



Achieved Correction (D)
Attempted Correction (D)
Group 1
Group 2

Figure 3 A scatter plot of the attempted versus the achieved manifest spherical equivalent correction 1 year after implantable collamer lens implantation in eyes with low-to-moderate myopia and those with high myopia.



Spherical Equivalent Refraction (D)
0.16
0.04
0.03
0.05
0.01
0.02
0.01
-0.09
-0.04
-0.07
-0.03
-0.12
-4.29
-10.13
pre
1D
1W
1M
3M
6M
1Y
Group 1
Group 2

Figure 4 Time course of manifest spherical equivalent after implantable collamer lens implantation in eyes with low-to-moderate myopia and those with high myopia. D, day; M, month(s); W, week; Y, year.

1. Kamiya K, Shimizu K, Igarashi A, et al. Posterior chamber phakic intraocular lens implantation: comparative, multicentre study in 351 eyes with low-to-moderate or high myopia. Br J Ophthalmol. 2017 Jun 13.

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Satisfaction

EVO, SMILE and LASIK: Levels of Satisfaction

Procedure	Would elect procedure again or recommend to others
EVO	99.4%[3]
LASIK	98.4%[1]
SMILE	95.0%[2]

1. PMA P020050/S12: FDA Summary of Safety and Effectiveness Data (ALLEGRETTO WAVE® Eye-Q Excimer Laser)
2. Vestergaard A, Ivarsen AR, Asp S, et al. Small-incision lenticule extraction for moderate to high myopia: Predictability, safety, and patient satisfaction. J Cataract Refract Surg. 2012 Nov;38(11):2003-10
3. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.

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EVO is Disrupting the Traditional Paradigm

EVO is disrupting the refractive surgery paradigm

1. Answers historical safety concerns regarding phakic lenses[1,16-22]
2. Demonstrates effectiveness across a broad range of refractive error[13]
3. Provides safety and effectiveness outcomes comparable to corneal refractive surgery[1-13]
4. Creates additional benefits by preserving the cornea and crystalline lens[13-15]

1. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.
2. Refractive Management/Intervention Preferred Practice Pattern Panel 2016–2017. Refractive Errors & Refractive Surgery Preferred Practice Pattern. American Academy of Ophthalmology 2017.
3. Moshirfar M, Gardiner JP, Schliesser JA, et al. Laser in situ keratomileusis flap complications using mechanical microkeratome versus femtosecond laser: retrospective comparison. J Cataract Refract Surg. 2010 Nov;36(11):1925-33.
4. Kohnen T, Schwarz L, Remy M, et al. Short-term complications of femtosecond laser-assisted laser in situ keratomileusis cuts: Review of 1210 consecutive cases. J Cataract Refract Surg. 2016 Dec;42(12):1797-1803. doi: 10.1016/j.jcrs.2016.11.029.
5. Eydelman M, Hilmantel G, Tarver ME, et al. Symptoms and satisfaction of patients in the Patient-Reported Outcomes With Laser In Situ Keratomileusis (PROWL) Studies. JAMA Ophthalmol 2017;135(1):13-22.
6. PMA P150040: FDA Summary of Safety and Effectiveness Data. VisuMax® Femtosecond Laser.
7. Zhao J, He L, Yao P, et al. Diffuse lamellar keratitis after small-incision lenticule extraction. J Cataract Refract Surg. 2015 Feb;41(2):400-7.
8. Sandoval et al. Modern laser in situ keratomileusis outcomes. J Cataract Refract Surg 2016; 42:1224–1234.
9. Han DC, Chen J, Htoon HM, et al. Comparison of outcomes of conventional WaveLight(®) Allegretto Wave(®) and Technolas(®) excimer lasers in myopic laser in situ keratomileusis. Clin Ophthalmol. 2012;6:1159-68.
10. Pedersen IB, Ivarsen A, Hjortdal J. Changes in Astigmatism, Densitometry, and Aberrations After SMILE for Low to High Myopic Astigmatism: A 12-Month Prospective Study. J Refract Surg. 2017 Jan 1;33(1):11-17. 6.
11. Lee H, Kang DSY, Choi JY, et al. Rotational Stability and Visual Outcomes of V4c Toric Phakic Intraocular Lenses. J Refract Surg. 2018 Jul 1;34(7):489-496.
12. Shetty R, Matalia H, Nandini C, et al. Wavefront-Guided LASIK Has Comparable Ocular and Corneal Aberrometric Outcomes but Better Visual Acuity Outcomes Than SMILE in Myopic Eyes. J Refract Surg. 2018 Aug 1;34(8):527-532.
13. Kamiya K, Shimizu K, Igarashi A, et al. Posterior chamber phakic intraocular lens implantation: comparative, multicentre study in 351 eyes with low-to-moderate or high myopia. Br J Ophthalmol. 2017 Jun 13.
14. Amro M, Chanbour W, Arej N, et al. Third- and fourth-generation formulas for intraocular lens power calculation before and after phakic intraocular lens insertion in high myopia. J Cataract Refract Surg. 2018 Nov;44(11):1321-1325.
15. Huang D, Schallhorn SC, Sugar A, et al. Phakic intraocular lens implantation for the correction of myopia: a report by the American Academy of Ophthalmology. Ophthalmology. 2009 Nov;116(11):2244-58.
16. Lane S. Quoted in Phakic IOLs/ A Progress Report - American Academy of Ophthalmology. https://www.aao.org/eyenet/article/phakic-iols-progress-report
17. Taneri S, Kießler S, Rost A, et al. Atypical endophthalmitis after intraocular collamer lens implantation. J Cataract Refract Surg. 2018 Sep 28. pii:S0886-3350(18)30713-2.
18. Kaur M, Titiyal JS, Sharma N, et al. Successful re-implantation of implantable collamer lens after management of post-ICL methicillin-resistant Staphylococcus epidermidis endophthalmitis. BMJ Case Rep. 2015 Nov 24;2015.
19. Davis MJ, Epstein RJ, Dennis RF, et al. Culture-positive endophthalmitis after implantation of intraocular Collamer lens. J Cataract Refract Surg. 2009 Oct;35(10):1826-8.
20. Oum BS, Lee JS, Choi HY, et al. Endophthalmitis caused by Pseudomonas aeruginosa after phakic posterior chamber intraocular lens implantation to correct high myopia. Acta Ophthalmol. 2011 Mar;89(2):e209-10.
21. Al-Halafi AM (2015) Sequels after Implantation of Intraocular Collamer Lens. Adv Ophthalmol Vis Syst 2(4):00049.
22. Al-Abdullah AA, Al-Falah M, Al-Rashaed S, et al. Endophthalmitis Caused by Rhizobium radiobacter After Posterior Chamber Phakic Intraocular Lens Implantation to Correct Myopia. J Refract Surg. 2015 Aug;31(8):561-3.

Evolution in Visual Freedom™

STAARSURGICAL™

The New Paradigm Evidence of the new paradigm Literature comparing EVO and corneal refractive surgery Positioning of EVO in clinical practice The changing competitive landscape

The New Paradigm:

Literature

- Random assignment to EVO Toric, fs-LASIK or ReLEx SMILE
- 30 eyes of 30 patients in each group
- 21 to 40 years of age
- MRSE −3.00 to −8.00 D
- Astigmatism ≥ 0.75 D
- 1 year follow up

Ganesh et al. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clinical Ophthalmology 2017:11 1253-1263



Clinical Ophthalmology
Dovepress
ORIGINAL RESEARCH

Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism

This article was published in the following Dove Press journal:
Clinical Ophthalmology
3 July 2017
Number of times this article has been viewed

Sri Ganesh
Sheetal Brar
Archana Pawar

Phacorefractive Department, Nethradhama Superspeciality Eye Hospital, Bengaluru, Karnataka, India

Purpose: To compare toric implantable collamer lens (T-ICL), femto-LASIK, and ReLEx SMILE for the treatment of low to moderate myopic astigmatism in terms of long-term visual and refractive outcomes and predictability of astigmatic correction.

Materials and methods: The study included 30 eyes from 30 patients between the age groups of 21 and 40 years, undergoing bilateral surgery with any of the three procedures – T-ICL, femto-LASIK, or ReLEx SMILE – for correction of myopic astigmatism within the range of −3 to −8 D spherical equivalent (SE), with a minimum astigmatism of −0.75 D. Patients were followed up at day 1, 1 month, 6 months, and 1 year.

Results: At 1 year, the mean cylinder reduced to −0.21±0.28, −0.17±0.36, and −0.22±0.28 D in the T-ICL, femto-LASIK, and ReLEx SMILE group, respectively. The predictability of astigmatism correction was comparable, with no statistically significant difference between the 3 groups ($P>0.05$). A total of 97% of eyes in ReLEx SMILE achieved a uncorrected distance visual acuity of 20/20 or better, compared to T-ICL (93%) and FS-LASIK (90%). However, gain in lines of corrected distant visual acuity (CDVA) was maximum in T-ICL group (60%). Four eyes in the femto-LASIK group had loss of CDVA by one line. Three eyes required exchange due to high vault and rotation of the T-ICL, which did not affect the final outcome.

Conclusion: All 3 modalities were effective for myopic astigmatism at the end of 1 year. Quality of vision and patient satisfaction with T-ICL and ReLEx SMILE were similar and better than FS-LASIK. However, slight chances of postoperative rotation and exchange exist with T-ICL, which warrant thorough preoperative planning.

Keywords: toric implantable collamer lens, femtosecond LASIK, ReLEx SMILE, myopic astigmatism

Introduction

In the present era of modern refractive surgery, various modalities are available for the surgical correction of myopia and myopic astigmatism depending upon the grade of refractive error. Generally, an excimer-based corneal procedure such as LASIK or PRK is preferred for low to moderate myopia, while an implantable collamer lens (ICL) is indicated for higher degrees of myopia, outside the safety limit of corneal correction.[1,2] Although the latter is US Food and Drug Administration (FDA) approved to correct myopia ranging from −3.00 to −20.00 diopters (D), being an intraocular procedure, its use is generally restricted to patients with high refractive error beyond the range of corneal procedures to prevent the risk of corneal ectasia.[3] However, the validity of use

Correspondence: Sheetal Brar
Phacorefractive Department, Nethradhama Superspeciality Eye Hospital, 256/14, Kanakapura Main Road, 7th Block, Jayanagar, Bengaluru 560082, Karnataka, India
Tel +91 95 9100 2092
Email brar sheetal@yahoo.co.in

Clinical Ophthalmology 2017:11 1253–1263 1253

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Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism[1]

The New Paradigm:

Literature

EVO Toric demonstrated

- “All 3 groups were comparable for UDVA, DCVA, SE and Cyl correction”
- Highest efficacy index (1.12)
- Highest safety index (1.24)
- “No significant change” in endothelial cell density
- “Postoperative dry eye was least with T-ICL” (EVO Toric)
- Improvement in contrast sensitivity
  - “Significantly Better ($p<0.05$)” when compared to ReLEx SMILE and FS-LASIK
- “Significant improvement” (reduction) in higher order aberrations
  - HOAs increased with ReLEx SMILE (marginal, not significant [$p=0.68$]) and FS-LASIK (significant [$p=0.038$])
- “Patients reported excellent satisfaction with their quality of vision”

1. Ganesh et al. Matched population comparison of visual outcomes and patient satisfaction between 3 modalities for the correction of low to moderate myopic astigmatism. Clinical Ophthalmology 2017:11 1253-1263

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STAARSURGICAL™

The New Paradigm: Clinical Practice Positioning of EVO Visian ICL by Jose F Alfonso MD PhD1 Alfonso JF. Seven years of clinical experience with the EVO Visian ICL. Presentation at 2018 STAAR Experts Meeting, Vienna Refractive Error (Diopters) Age (yrs)

The New Paradigm: Clinical Practice Purely lens-based refractive surgery practice1 Vandekerckhove, K. Refractive Surgery Without a Laser. CRST Europe Oct. 2018

The New Paradigm:

Competitive Landscape

- New phakic lenses recently introduced to the market
  - Posterior chamber lens
  - Central port design
- History of phakic IOLs
  - How many have stood the test of time?
- ICL has demonstrated long term safety
  - Over 1,000,000 ICLs implanted with 20+ years of experience[1,2]
  - Collamer: "Material does matter!"[2]


Phakic
Intraocular Lenses
PRINCIPLES AND PRACTICE


Courtesy of Daniel Elies, MD
Strampelli, 1952.
Dannheim, 1953.
Barraquer, 1956.
Worst-Fechner, 1986.
Fyodorov, 1986-1990.
Momose, 1987.
PRL.
NuVita.
ICL, 1993.
Phakic-6, 1998.

1. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.
2. Elies D. 20 y Collamer in my patient's eyes. Presentation at 2018 STAAR Experts Meeting, Vienna.

Evolution in Visual Freedom™

STAARSURGICAL™

The New Paradigm:

"ICL momentum in the global market"[2]

- Outstanding effectiveness and improved safety over earlier models[1]
  - Over 630,000 implants to date[1]
  - 99.4% would elect EVO surgery again[1]
- Expanding adoption for low to moderate myopia[2]

1. Packer M. The Implantable Collamer Lens with a central port: review of the literature. Clinical Ophthalmology 2018:12 2427–2438.
2. STAAR Surgical Company (STAA) CEO Caren Mason on Q3 2018 Results - Earnings Call Transcript. https://seekingalpha.com/article/4216749-staar-surgical-company-staa-ceo-caren-mason-q3-2018-results-earnings-call-transcript?part=single

Evolution in Visual Freedom™

STAAR SURGICAL™

The New Paradigm

1,000,000+ implants[1]

20+ years of experience[4]

Benefits of

- Posterior chamber phakic IOL[4]
- Collamer material[2,4]

630,000+ EVO ICLs[1]

- Outstanding safety, effectiveness and very high patient satisfaction[1]

EVO ICL for low to moderate myopia[3]


99.4% would elect EVO surgery again¹

1,542 patients surveyed.
Patient Survey. STAAR Surgical ICL Data Registry, 2018.

Future: ICL Supplemental Lens and EDOF ICL for Presbyopia

1. Data on File: STAAR Surgical
2. Moya T, Javaloy J, Montés-Micó R, et al. Implantable collamer lens for myopia: assessment 12 years after implantation. J Refract Surg. 2015;31(8):548-556.
3. Kamiya K, Shimizu K, Igarashi A, et al. Posterior chamber phakic intraocular lens implantation: comparative, multicentre study in 351 eyes with low-to-moderate or high myopia. Br J Ophthalmol. 2017 Jun 13
4. Elies D. 20 y Collamer in my patient's eyes. Presentation at 2018 STAAR Experts Meeting, Vienna.

Evolution in Visual Freedom™

STAARSURGICAL™

EVO Visian ICL Supplemental Lens

- **Expanding indication for enhancement of pseudophakic refractive error**
- Safety and effectiveness demonstrated in the scientific literature[1-5]
- Reported enhancement rates up to 21% in patients with a history of corneal refractive surgery[6]

1. Chiou AG, Bovet J, de Courten C. Pseudophakic ametropia managed with a phakic posterior chamber intraocular lens. J Cataract Refract Surg. 2001;27:1516-8.
2. Hsuan JD, Caesar RH, Rosen PH, Rosen ES, Gore CL. Correction of pseudophakic anisometropia with the STAAR Collamer implantable contact lens. J Cataract Refract Surg. 2002;28:44-49.
3. Kojima T, Horai R, Hara S, et al. Correction of residual refractive error in pseudophakic eyes with the use of a secondary piggyback toric Implantable Collamer Lens. J Refract Surg. 2010;26:766-769.
4. Eissa SA, Khafagy MM, Sidky MK. Implantable collamer lens in the management of pseudophakic ametropia. J Refract Surg. 2017;33:532-537.
5. Alfonso JF, Lisa C, Alfonso-Bartolozzi B, et al. The Implantable Collamer Lens for Management of Pseudophakic Ametropia in Eyes with a Spectrum of Corneal Conditions. J Refract Surg. 2018
6. Vrijman V, van der Linden JW, van der Meulen IJE, et al. Multifocal intraocular lens implantation after previous corneal refractive laser surgery for myopia. J Cataract Refract Surg. 2017 Jul;43(7):909-914.

Evolution in Visual Freedom™

STAARSURGICAL™

EVO+ Visian Implantable Collamer Lens (ICL) with Aspheric (EDOF) Optic

- **Promising new technology for presbyopia and correction of refractive error**
- Prospective, Multicenter Clinical Evaluation (Study CP17-01)
- Currently under review by STAAR's Notified Body for CE Mark
- Primary Performance Endpoint:
  - Achievement of monocular UCNVA of Snellen equivalent 20/40 or better at 40 cm at Visit 5 (6 months after implantation) in equal to or greater than 75% of implanted eyes
  - Primary Performance Endpoint met: 98%

Binocular Uncorrected Visual Acuities	Distance	Intermediate	Near
Mean Binocular UDVA (Snellen Equivalent)	20/23	20/20	20/20
Mean Lines of change from Baseline (SD)	9.93 (2.90)	7.97 (3.27)	6.44 (3.79)

Evolution in Visual Freedom™

STAAR SURGICAL™

The New Refractive Paradigm